Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net of allowance for doubtful accounts	$ 67,623	$ 67,975	$ 32,139
Parent [Member]
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	10,000	10,000	10,000
Common stock, shares issued	1,000	1,000	1,000
Common Stock, shares outstanding	1,000	1,000	1,000